Exhibit  99.9

CLAIM PURCHASE AGREEMENT

This Claim Purchase Agreement (“Agreement”) is entered into effective as of the date of full execution (“Effective Date”) by and between Socius CG II, Ltd., a Bermuda exempted company (“Purchaser”), and the creditor identified below (“Creditor”).  Purchaser and Creditor (each, a “Party” and, together, the “Parties”) agree as follows with respect to the outstanding debt owed to Creditor by the issuer named below (“Company”):

Creditor Name:                   Fourniture de bureau Denis

Company Name:                Kurrant Mobile Catering, Inc.

Claim Amount:	$2,193.41 USD	(Total amount payable from Company to Creditor based on an exchange rate of 1.02 USD to 1 CAD)

Purchase Price:	$2,193.41 USD	(Amount for which Creditor is selling Claim to Purchaser)

Documentation of Claim (complete copies of all documentation attached):

☐         Written contract(s) attached as Exhibit A
☒        Invoice(s) attached as Exhibit B

1.           Purchase and Sale.  Purchaser hereby purchases from Creditor, and Creditor hereby sells, transfers, conveys and assigns to Purchaser, for the consideration set forth herein, all right, title and interest of Creditor in and to the claim of Creditor against Company described herein (all such right, title and interest of Creditor, the “Claim”).  Creditor hereby sells, transfers and assigns the Claim to Purchaser.

2.           Court Approval.  No later than the fifth business day after the Effective Date, Purchaser shall file an action (“Action”) against Company in the Superior Court of the State of California for the County of Los Angeles (the “Court”) for collection of the Claim.  Purchaser shall seek to settle the Action on terms acceptable to Purchaser in its sole discretion and, by appropriate motion or other pleading, shall seek approval from the Court of such settlement in accordance with Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”).

3.           Payment of Purchase Price.  The Purchase Price will be paid to Creditor by Purchaser within ten (10) trading days of receipt by Purchaser of shares of common stock from the issuer following entry of, and in full compliance with, a court order approving settlement of the Claim (“Court Approval”).

4.           Termination.  If Court Approval has not occurred within thirty (30) days after filing of the Action, Purchaser shall have the right to terminate and cancel this Agreement by providing written notice of termination to Creditor and Company at any time after such date and prior to Court Approval.   If termination is so effected, this Agreement shall be deemed void ab initio and of no further force or effect, no sale or assignment of the Claim shall have occurred, and Purchaser shall dismiss the Action.

5.           Representations, Warranties and Covenants.  Creditor hereby represents, warrants and covenants to Purchaser as follows as of the Effective Date:

(a)           The Claim is a bona fide outstanding claim against Company, and is an enforceable obligation arising in the ordinary course of business, for goods and/or services rendered to Company by Creditor in good faith. The Claim is currently due and owing and is payable in full.  Creditor did not enter into the transaction giving rise to the Claim with the intention of entering into a transaction under Section 3(a)(10) of the Securities Act or in contemplation of any sale or distribution of Company securities.

(b)           The Claim Amount is the total amount due to Creditor with respect to the Claim, net of applicable discounts, allowances or other deductions to which Company is entitled.  The documents attached hereto are true, correct and complete copies of all documentation underlying the Claim.  The Claim is not subject to dispute and Company is unconditionally obligated to pay the full Claim Amount without defense, counterclaim or offset.  To the knowledge of Creditor, the Company’s failure to pay is due solely and exclusively to financial inability.

(c)           Creditor is the sole owner of the Claim, free and clear of all liens, encumbrances and rights of third parties.  Creditor has not previously sold, transferred, encumbered or released any part of the Claim.  There has been no modification, compromise, forbearance, or waiver entered into or given with respect to the Claim.  There is no action  based on the Claim that is currently pending in any court or other legal venue and no judgments based upon the Claim have been previously entered in any legal proceeding.

(d)           There are no taxes due, payable or withholdable as an incident of Creditor’s provision of services; no taxes will be due, payable or withholdable as a result of settlement of the Claim; and Creditor will at all times promptly withhold (if applicable) and pay when due any federal, state, local and/or foreign taxes due as a result of payment of the Purchase Price.

(e)           Creditor has all necessary power and authority to (i) execute, deliver and perform all of its obligations under this Agreement, and (ii) sell, convey, transfer and assign the Claim to Purchaser.  Creditor has such knowledge and experience in business and financial matters that it is able to protect its own interests and evaluate the risks and benefits of entering into this Agreement. Creditor acknowledges and agrees that it has had an opportunity to conduct its own due diligence and consult with its own legal counsel, and tax, financial and other advisors, and that Creditor is not relying in that regard on Purchaser. Creditor acknowledges that Purchaser is not making any representations or warranties whatsoever, including, without limitation, about the Company.

(f)           The execution, delivery and performance of this Agreement by Creditor has been duly authorized by all requisite action on the part of Creditor.  This Agreement has been duly executed and delivered by Creditor and constitutes the legal, valid and binding obligation of Creditor, enforceable against Creditor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or the availability of equitable remedies.

(g)           Creditor is not and within the past ninety (90) days has not been directly or indirectly through one or more intermediaries in control, controlled by, or under common control with, the Company and is not an “affiliate” of the Company as defined in Rule 144 promulgated under the Securities Act.

(h)           The execution and delivery of this Agreement by Creditor and the performance of all of its obligations hereunder (i) do not and will not violate, conflict with, breach, or constitute a default under, any material contract, agreement or commitment binding upon such Creditor, and (ii) do not and will not conflict with or violate any applicable law, rule, regulation, judgment, order or decree of any court or other government authority having jurisdiction over such Creditor or the Claim.

(i)           There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of Creditor, threatened, against or affecting Creditor or any of its assets before or by any court, arbitrator, governmental or administrative agency, or regulatory authority that adversely affects or challenges the legality, validity or enforceability of, or that could have or reasonably be expected to result in a material adverse effect on this Agreement or the Claim.

(j)           Creditor is not, directly or indirectly, providing any consideration to or investing in any manner in, and will not at any time in the future provide any consideration or investment to, the Company, any affiliate of the Company, or any other person for entering into this Agreement or selling the Claim.

(k)           Creditor is not, directly or indirectly, receiving any consideration from or being compensated in any manner by, and will not at any time in the future accept any consideration or compensation from, the Company, any affiliate of the Company, or any other person except Purchaser for entering into this Agreement or selling the Claim.

6.           Cooperation.  Creditor will furnish Purchaser with all documentation and evidence supporting the Claim, and reasonably cooperate in providing any other information and taking any other action that Purchaser deems necessary or appropriate to prosecute the action to collect the Claim.  Upon Purchaser’s reasonable request, Creditor shall duly execute and deliver, or shall cause to be duly executed and delivered, to Purchaser such further instruments and do and cause to be done such further acts as may be necessary or proper in the opinion of Purchaser to effectuate the provisions and purposes of this Agreement.

7.           Fees and Expenses.  Creditor shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Creditor understands that Purchaser shall not be liable for any commissions, selling expenses, orders, purchases, contracts, taxes, withholding, or obligations of any kind resulting from any of Creditor’s transactions or arising out of settlement of the Claim.  Creditor agrees to indemnify, defend and hold Purchaser and its affiliates harmless with respect to the foregoing and all other obligations of Creditor incident to this Agreement.

8.           Choice of Law.  This Agreement shall be governed by and construed according to the laws of the State of California, without giving effect to its choice of law principles.  The Parties agree that all actions and proceedings arising out of or relating directly or indirectly to this Agreement or any ancillary agreement or any other related obligations shall be litigated solely and exclusively in the state or federal courts located in Los Angeles, California, and that such courts are convenient forums.  Each Party hereby submits to the personal jurisdiction of such courts for purposes of any such actions or proceedings.

9.           Limitation of Damages.  Each of the Parties hereby waives any right which it may have to claim or recover any incidental, special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.  Purchaser shall have the right, in Purchaser’s sole discretion, to determine which rights, liens, security interests or remedies Purchaser may at any time pursue, relinquish, subordinate, or modify or to take any other action and incur any costs or expenses with respect thereto and such determination will not in any way modify or affect any of Purchaser’s rights hereunder.  Purchaser shall have no liability hereunder for any delay in or failure to obtain Court Approval, or for any other causes beyond Purchaser’s control.  Any liability of Purchaser for any default hereunder shall be limited to a return of the Claim.

10.           Notices.  All notices and other communications shall be in writing and shall be provided to the recipient Party to the addresses set forth on the page following the signature page hereof. All notices and communications shall be deemed made and effective as follows:  (i) if transmitted for overnight delivery via a nationally recognized delivery service, the first business day after being delivered by the transmitting Party to such overnight delivery service, (ii) if faxed, when transmitted in legible form by facsimile machine to the recipient Party’s correct facsimile machine number, (iii) if by e-mail, when transmitted by e-mail, or (iv) if mailed via regular U.S. mail, upon delivery.  Any Party may designate a superseding notice contact name, street address, e-mail address or fax number by providing the other Parties with written notice pursuant to the provisions hereof.

11.           Amendments and Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Parties, or, in the case of a waiver, by the Party against whom enforcement of such waiver is sought.  No waiver of any default shall be deemed to be a continuing or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

12.           Construction; Survival.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any Party.  The representations and warranties contained herein shall survive the closing of the transactions contemplated herein and the assignment of the Claim.

13.           No Third Party Beneficiaries.  This Agreement is intended for the benefit of Creditor and Purchaser and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

14.           Entire Agreement.  This Agreement, together with the exhibits hereto, contains the entire agreement and understanding of the Parties, and supersedes all prior and contemporaneous agreements, term sheets, letters, discussions, communications and understandings, both oral and written, concerning the sale, transfer, conveyance and assignment of the Claim, which the Parties acknowledge have been merged into this Agreement.

15.           Signature.  This Agreement may be executed in counterparts and by facsimile, pdf or other electronic means, each of which shall constitute an original and all of which when taken together shall constitute one document.
[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Claims Purchase Agreement to be duly executed, to be effective as of the Effective Date set forth above.

Creditor: Fourniture de bureau Denis	Purchaser: Socius CG II, Ltd.
Type of Entity: _____________________________ State of Formation: __________________________ EIN or other Tax ID No: ______________________	a Bermuda exempted company
By: ______________________________	By: ______________________________
Print Name: ______________________________	Print Name: Terren Peizer
Print Title: ______________________________	Print Title: Managing Director
Date Signed: ______________________________	Date Signed: ______________________________

\ddresses for Notice
Wire Transfer Information

If to Purchaser:

Socius CG II, Ltd.
Clarendon House
2 Church Street
Hamilton HM 11
Bermuda
Attention:  Terren Peizer
Fax No.:  (310) 444-5300
Email:  info@sociuscg.com

with a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP
The MetLife Building
200 Park Avenue
New York, NY 10166
Attention:  Anthony J. Marsico, Esq.
Fax No.:  (212) 805-9362
Email:  marsicoa@gtlaw.com

If to Creditor: Name: Address: Attention: Phone: Fax: Email:	Fourniture de bureau Denis ______________________________ ______________________________
Name: Address: Attention: Phone: Fax: Email:
With a copy to (which shall not constitute notice):

______________________________
______________________________
______________________________
______________________________
______________________________
______________________________
______________________________

Wire transfer instructions for Creditor:

Exhibit A

Written Contract(s)

Exhibit B

Invoice(s)

(see attached)